Subsequent Events (Summary of Consideration Paid for DIAM) (Detail) - Subsequent Event - DIAM ¥ in Billions	Oct. 01, 2016 JPY (¥)
Consideration
Equity instruments (1,038,408 common shares of MHAM)	¥ 29
Fair value of total consideration transferred	29
Fair value of MHFG's equity interests in DIAM held before the business combination	72
Business Combination, Consideration Transferred, Including Equity Interest in Acquiree Held Prior to Combination, Total	¥ 101